7



                            SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[x]      Preliminary Information Statement

[ ]      Confidential, for Use of the Commission Only as permitted by Rule
14c-5(d)(2)

[ ]      Definitive Information Statement

                      SARATOGA INTERNATIONAL HOLDINGS CORP
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[x]      No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid: N/A

      (2) Form, Schedule or Registration Statement No.: N/A

      (3) Filing Party: N/A

      (4) Date Filed: N/A

                      SARATOGA INTERNATIONAL HOLDINGS CORP
                         10655 NE 4th Street, Suite #400
                               Bellevue, WA 98004

To Our Shareholders:

     Notice is hereby given that an annual meeting of shareholders of Saratoga International Holdings Corp, a Nevada corporation, will be held at the Bellevue Club, 11200 SE 6th, Bellevue, WA 98004 on September 11, 2001, at 2:00 p.m. PDT. The purpose of the meeting is to consider and take action on the proposals summarized below:

     (i) Corporate Name Change
               An amendment to the Company's Articles of Incorporation to change the name of the Company from "Saratoga International Holdings Corp" to "Fortune Credit & Insurance, Inc."

     (ii) Increase in authorized Capital
               An amendment to the Company's Articles of Incorporation to increase the number of shares of $.001 par value common stock authorized for issuance, from 200 million to 850 million, and to increase the number of shares of $.001 par value preferred stock authorized for issuance, from 50 million to 300 million;

     (iii) Change the par value
               An amendment to the Company's Articles of Incorporation to change the par value of the common stock from $.001 to $.0001 and to change the par value of the preferred stock from $.001 to $.0001;

     (iv) Such other business as may properly come before the meeting.

     This Information Statement is being sent on August 21, 2001 to the holders of record of the Company's common stock and Series B Voting Preferred stock at the close of business on July 16, 2001 (the "Meeting Record Date") which has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

     The holders of approximately 98% of the Company's voting stock (the "Majority Shareholders") entitled to vote on the change in authorized capital shares and the corporate name change have indicated that they will vote in favor of the proposed changes. Therefore, approval of the amendments by the shareholders of the Company is assured, no additional votes in favor of the amendments are required, and none are being solicited.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      Your attention is directed to the enclosed Information Statement.

                                             By Order of the Board of Directors

                                             /s/ Fred McGee
                                             ---------------------------------
                                             Fred McGee
                                             President and CEO

                      SARATOGA INTERNATIONAL HOLDINGS CORP
                         10655 NE 4th Street, Suite #400
                               Bellevue, WA 98004

                          ----------------------------

                              INFORMATION STATEMENT

                          ----------------------------

                                  INTRODUCTION

     This Information Statement is furnished by the Board of Directors of Saratoga International Holdings Corp ("Saratoga" or the "Company") to the shareholders of record of the Company's common stock and Series B Voting Preferred stock at the close of business on July 16, 2001 (the "Meeting Record Date"), and is being sent to you in connection with the annual meeting of shareholders of Saratoga to be held at the Bellevue Club, 11200 SE 6th, Bellevue, WA 98004 on September 11, 2001, at 2:00 p.m. PDT, (the "Meeting"). The purpose of the Meeting is to consider and take action on the proposals summarized below:

     (i) Corporate Name Change
          An amendment to the Company's Articles of Incorporation to change the name of the Company to "Fortune Credit & Insurance, Inc." (the "Name Change");

     (ii) Increase in authorized Capital
          An amendment to the Company's Articles of Incorporation (the "Articles") to increase the number of shares of common stock, par value $0.001 (the "Common Stock"), authorized for issuance from 200 million to 850 million; to increase the number of shares of preferred stock, par value $0.001 (the "Preferred Stock"), authorized for issuance from 50 million to 300 million;

     (iii) Change the par value
          An amendment to the Company's Articles of Incorporation to change the par value of the Common Stock from $.001 to $.0001 and to change the par value of the Preferred Stock from $.001 to $.0001;

     (iv) Such other business as may properly come before the meeting.

     This Information Statement is being mailed on or before the close of business on August 21, 2001, to shareholders as of the Meeting Record Date, July 16, 2001, holding Common Stock or Series B Voting Preferred stock who are the only shareholders entitled to vote or give an authorization or consent in regard to any matter to be acted upon. The Company will cause each of the matters described above to become effective as soon as practicable twenty (20) days after August 21, 2001, the date the Information Statement is first sent to the stockholders. The effective date of the amendments described above will be the Meeting date, September 11, 2001.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

     As of the Meeting Record Date, July 16, 2001, there were issued and outstanding 36,896,002 shares of Common Stock (after the 1:45 Common Stock reverse stock split - see BACKGROUND INFORMATION-REVERSE STOCK SPLIT) and 15,000,000 shares of Class "B" 8% non-cumulative voting preferred stock ("Series B Voting Preferred")(see BACKGROUND INFORMATION-THE SERIES B 8% NON-CUMULATIVE VOTING PREFERRED STOCK) for the purpose of determining shareholders entitled to receive this Information Statement. The Common Stock and the Series B Voting Preferred stock are the only securities of the Company that were entitled to vote on these matters. The Company's bylaws provide that shareholders holding 10% (ten percent) of the issued and outstanding voting shares, present at the Meeting or represented by proxy shall constitute a quorum. When a quorum is present the vote of the holders of 10% (ten percent) of the stock having voting power present at the Meeting or represented by proxy shall be sufficient to decide any matter brought before such meeting.

     Each holder of Common Stock is entitled to one vote in person or by proxy for each share of Common Stock in his or her name on the books of the Company, for a total of 36,896,002 Common Stock votes as of the Meeting Record Date, July 16, 2001. Each holder of Series B Voting Preferred stock is entitled to 20 (twenty) votes in person or by proxy for each share of Series B Voting Preferred stock in his or her name on the books of the Company, for a total of 300,000,000 Series B Voting Preferred stock votes as of the Meeting Record Date, July 16, 2001. The Common Stock shareholders and the Series B Voting Preferred stock shareholders are entitled to vote on any matter submitted to the vote of the shareholders at any meeting of the shareholders

     The Board of Directors of the Company believes that the proposals are in the best interest of the Saratoga shareholders and recommends adoption of the proposals.

     The Majority Shareholders who have committed to an affirmative vote for the amendments, held 30,000,000 shares of Common Stock and 15,000,000 shares of the Series B Voting Preferred stock or approximately 98% of the Company's voting stock on the Meeting Record Date. The amendments will be effective as of September 11, 2001, the Meeting date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                             BACKGROUND INFORMATION

o CHANGE IN CONTROL

     Saratoga announced on June 19, 2001 that it entered into a Plan of Reorganization and Share Exchange Agreement ("Share Exchange") with Agents Wanted.Net, Inc. dba Fortune Credit & Insurance Inc. ("Fortune"). Effective July 12, 2001, the shareholders of Fortune exchanged all of their shares of Fortune for shares issued by Saratoga entitling the Fortune shareholders to a majority interest in Saratoga. The Fortune shareholders now own 30,000,000 shares or approximately 81% of the $0.001 par value Common stock and 15,000,000 shares or 100% of the $0.001 par value Series B Voting Preferred stock issued and outstanding at July 16, 2001, the Meeting Record Date, or approximately 98% of the voting power of the Company. For accounting purposes, this transaction is characterized as a reverse merger, which is accounted for as a recapitalization. The new shares were issued at par value for a total of $45,000, which is treated as a reclassification from additional paid-in capital to common stock. No goodwill was recognized in connection with this recapitalization.

     At the closing of the Share Exchange with Fortune, the business plan of Fortune became the business plan of Saratoga. Fortune's business development plan is based on initially serving two distinct market niches within the financial services industry; as a reseller of a globally accepted secured credit card service targeted at foreign nationals employed by the maritime industry on ships calling on USA port cities, and, marketing of higher yield insurance annuity products targeted at individuals currently holding lower yielding forms of investment products, e.g. whole life policies.

     The Board believes that the Fortune Share Exchange provides the Company with the most viable opportunity of pursuing a long-term growth strategy. None of the Directors approving the transaction had a relationship with Fortune prior to the transaction. The Board determined that Nevada corporate law did not require the Company to seek stockholder approval of the Fortune Share Exchange.

     In connection with the change in control, the Board of Directors appointed Fred McGee and Dye Hawley to the Board of Directors to fill two vacancies on the Board. Fred McGee was also appointed as Chief Executive Officer and President and Mr. Hawley was appointed as Treasurer and Secretary. Patrick F. Charles and Terrence K Picken resigned their officer positions and agreed to cancel and terminate their respective Employment Agreements with the Company dated as of October 1, 1999. Messrs Charles and Picken agreed to remain directors of the Company. Currently the Company's Board consists of five Directors; Messrs. Fred McGee (Chairman), Dye Hawley, Herb Capozzi, Patrick F. Charles and Terrence K Picken.

     At the request of, and as approved by new management, Messrs. Charles and Picken have agreed to provide business management advisory services and merger and acquisition services to the Company for up to three years. As consideration for such services, the Company has agreed to issue 1,800,000 of its Common Stock to each Messrs. Charles and Picken, and to pay $20,000 monthly to Coast Northwest Management LLC, a business consulting company owned and operated by Messrs. Charles and Picken

     In contemplation of changing Saratoga's industry focus, the Board of Directors of Saratoga has approved the following corporate reorganization and recapitalization transactions.

o REVERSE STOCK SPLIT

     In accordance with the Share Exchange, Saratoga affected a 1 for 45 Common Stock reverse stock split effective for shareholders of record as of 5:00 p.m. PDT, Tuesday, July 3, 2001(the "Split Record Date"), whereby all shares of Common Stock that were issued and outstanding immediately prior to the reverse stock split were automatically converted into a number of new shares of Common Stock equal to 1 divided by 45.

     All share amounts referred to herein, have been adjusted to give effect to this reverse stock split and the 1 for 2 reverse stock split which became effective April 11, 2001.

o ISSUANCE OF SARATOGA WARRANTS

     Saratoga will, as soon as is practical, after the Split Record Date, issue its Series "A" common stock purchase warrants to its shareholders of record as of 5:00 p.m. PDT, Tuesday, July 3, 2001. One common stock purchase warrant shall be issued for each 30 Saratoga shares owned at the Split Record Date prior to the effect of the reverse stock split. Each Saratoga warrant shall entitle the holder to purchase one share of common stock of Saratoga for $0.30 per share exercisable at any time prior to its expiration on July 2, 2002.

o SARATOGA TELECOM SPIN-OFF

     Shares of common stock and common stock purchase warrants of Saratoga Telecom Corp., a wholly-owned subsidiary of Saratoga will be issued to Saratoga shareholders as soon as is practical, after the Split Record Date, proportionate to their share ownership, in a spin-off transaction to Saratoga shareholders of record as of 5:00 p.m. PDT Tuesday, July 3, 2001. Saratoga shareholders shall be entitled to receive one share of common stock of Saratoga Telecom for each 15 Saratoga shares owned at the Split Record Date and one common stock purchase warrant for each 30 Saratoga shares owned at the Split Record Date prior to the effect of the reverse stock split. Each Saratoga Telecom warrant shall entitle the holder to purchase one share of common stock of Saratoga Telecom exercisable at any time prior to its expiration July 2, 2002 at $0.25 per share.

     The spin-off of Saratoga Telecom will be accompanied by its business development plan targeted at the telecommunications industry and the related development stage activity since inception of Saratoga Telecom, June 1999.

     Saratoga Telecom's spin-off plan includes initially qualifying its common shares for trade on the "pink sheets" and subsequently qualifying its common shares for trade on the OTC: Bulletin Board by the filing of a registration statement under the Securities Exchange Act of 1934 with the United States Securities and Exchange Commission. This process is estimated to take 60 days to complete.

     Upon completion of the transactions described herein, Saratoga shareholders will own common shares and common stock purchase warrants in Saratoga as well as in Saratoga Telecom. By way of example, after the Split Record Date, a holder of 90 shares of Saratoga Common Stock before the Split Record Date will hold 2
(two) shares of Saratoga Common Stock; 3 (three) Saratoga common stock purchase warrants exercisable at $0.30 each; 6 (six) Saratoga Telecom shares of Common Stock; and 3 (three) Saratoga Telecom common stock purchase warrants exercisable at $0.25 each

     No action by Saratoga shareholders was required for the above-mentioned restructuring transactions.

o ISSUANCE OF THE SERIES B 8% NON-CUMULATIVE VOTING PREFERRED STOCK

     In connection with the Share Exchange with Fortune, the Board of Directors authorized the issuance of the Series B 8% non-cumulative voting preferred stock. The Series B Voting Preferred stock has voting rights of 20 votes for each Series B Voting Preferred share and shall be convertible by the holder at anytime into Saratoga's common shares at one common share for each Series B Voting Preferred share. The 15,000,000 shares of Series B Voting Preferred stock outstanding, has 20 votes for each share totaling 300,000,000 votes or 89% of the total votes for outstanding voting shares at the Meeting Record Date. The Series B Voting Preferred shares may be converted into common stock by the holder at any time. If converted to common stock these shares would have 15,000,000 votes or approximately 29% of the total votes for outstanding voting shares as of the Meeting Record Date. No action by Saratoga shareholders was required for the issuance of the Series B Voting Preferred stock.

                             ADDITIONAL INFORMATION

         INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND
               PREFERRED STOCK AND CHANGE IN PAR VALUE

     The Company currently has 200 million shares of $.001 par value Common Stock and 50 million shares of $.001 par value Preferred Stock authorized for issuance. The Company's Board of Directors recommended the increase in the authorized Common Stock from 200 million to 850 million shares, par value $.0001 and the authorized Preferred Stock from 50 million to 300 million shares par value $.0001 to make available for issuance from time to time additional capital stock in connection with financings, acquisitions and conversions. Because the market price for the common stock has remained relatively low, it has been necessary to sell or otherwise issue more shares than anticipated, in order to raise sufficient capital through the issuance of convertible debt instruments. The Board believes it necessary to increase the number of shares of Common Stock and Preferred Stock the Company is authorized to issue. The Board also recommends the change in the par value of the common Stock and Preferred Stock from $.001 to $.0001 to insure that the issuance of shares for conversion of convertible debentures are at prices that are at or above par value. Shares cannot be issued below par value since such shares would not be fully paid. The decrease in par value will also minimize state fees based on par value of authorized capital. The increase in the number of shares of Common Stock and Preferred Stock and the change in par value per share of Common and Preferred Stock from $.001 to $.0001 will be affected by the filing of an Amendment with the Secretary of State of the State of Nevada. Because the Majority Shareholders, owning approximately 98% of the outstanding voting stock, have committed to the increase in the number of shares of Common Stock and Preferred Stock and the change in par value the changes will be effective as of the Meeting date, September 11, 2001.

     The Company anticipates that in the future it will consider a number of financing and acquisition transactions, which may involve the issuance of additional equity, debt or convertible securities. The increase in authorized capital stock will allow the board to act without the necessity, and the related costs and delays, of either calling a special shareholders meeting or of waiting for the regularly scheduled annual meeting of shareholders in order to increase the authorized capital to the level proposed herein. The Board of Directors has the authority, without any further approval of the shareholders, to determine the terms of the Common Stock and Preferred Stock to be issued from time to time in one or more series, the shares of each series to have the terms stated in the resolutions providing for the issue of the series adopted by the Board of Directors. The Board of Directors also has the authority to determine the terms including voting powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions, dividends or interest rates, conversion prices, redemption prices, maturity dates and similar matters for each series of Common Stock and Preferred Stock issued. If, in a particular instance, shareholder approval was required by law or otherwise deemed advisable by the Board, then the matter would be referred to shareholders for their approval, regardless of whether shareholders had previously approved a sufficient number of shares.

     The Company currently anticipates the issuance of additional shares of Common Stock for conversion of convertible debentures of approximately $943,000 and for conversion of Series A convertible redeemable Preferred Stock of approximately $298,000 including cumulative dividends. These amounts are convertible based on the dollars to be converted divided by the current Common Stock price at the time of conversion, adjusted for any conversion discounts. Future common stock prices are not known, therefore the number of shares to be issued for these conversions is not known. If, however the Company were to issue a significant number of shares, such issuance would result in a dilution of the percentage ownership interest of existing shareholders.

         CERTAIN ANTI-TAKEOVER EFFECTS OF THE AUTHORIZED STOCK INCREASE

     Under certain circumstances, the Board of Directors could create impediments to, or delay persons seeking to effect, a takeover or transfer of control of the Company by causing some or all of the additional authorized shares to be issued to a holder or holders who side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders. Such an issuance would diminish the voting power of existing shareholders who favor a change in control, and the ability to issue the shares could discourage an attempt to acquire control of the Company. While it may be deemed to have potential anti-takeover effects, the Board is proposing the increase in authorized capital stock solely for the purpose of poising itself for potential financings and acquisitions. The amendment is not prompted by any specific effort or takeover threat currently known or perceived by management.

                                 THE NAME CHANGE

     The Company's Board of Directors recommended the Name Change from Saratoga International Holdings Corp to Fortune Credit & Insurance, Inc. to the shareholders so that the name of the company would more accurately reflect the new business direction of the Company after the change in control. The change in corporate name will not affect the rights of the shareholders or the validity or transferability of stock certificates currently outstanding. The Name Change will be affected by the filing of an Amendment with the Secretary of State of the State of Nevada. Because the Majority Shareholders, owning approximately 98% of the outstanding voting stock, have committed to the Name Change, the change will be effective as of the Meeting date, September 11, 2001.

                       NO DISSENTERS' RIGHTS OF APPRAISAL

     Nevada Law does not provide for dissenters' rights of appraisal with respect to the increase in the number of authorized shares of Common Stock and Preferred Stock or the Name Change.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, nominee for director, executive officer, associate of any director, nominee for director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to Saratoga's Articles of Incorporation, which is not shared by all other stockholders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth certain information describing the beneficial ownership of Saratoga's outstanding voting capital stock by (i) each of the Company's Officers and Directors; (ii) each person who is known by Saratoga to own more than 5% of Saratoga's outstanding common stock; and (iii) all of Saratoga's Officers and Directors as a group. Information is provided both before the July 12, 2001 effective date of the Agreement and Share Exchange with Fortune and as of the July 16, 2001 Meeting Record Date.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT - On July 12, 2001, prior to giving effect to the change in control contemplated herein but after giving effect to the 45 to 1 reverse stock split and assuming exercise of options by the named persons to purchase Common Stock at which time 6,368,933 shares of Common Stock would be issued and outstanding.

                                                       (g)
 Title of         Name of Beneficial           Amount and Nature      Percent
  Class             Owner                   of Beneficial Ownership  of Class
----------       -------------------        -----------------------  --------

Common            Patrick F Charles              124,724    (a)(d)      1.96%
Stock             8756-122nd Avenue NE
                  Kirkland, WA 98033
                  CEO and Director

Common            Terrence K. Picken             129,274    (b)(d)      2.03%
Stock             8756-122nd Avenue NE
                  Kirkland, WA 98033
                  Vice President and Director

Common            Harold P. Capozzi                7,806     (d)          (*)
Stock             595 Howe St. Ste #308
                  Vancouver BC V6C 2T5
                  Director

Stock             All Officers and Directors     261,805                4.11%
                  as group (3 persons)


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT  - On July
16,2001, the Meeting Record Date, after giving effect to: (1) the 45 to 1 reverse stock split; (2) the July 12, 2001 effective date of the change in control under the Agreement and Share Exchange with Fortune, and the concurrent issuance of 30,000,000 shares of common stock and 15,000,000 shares of voting Series B Voting Preferred (20 votes per share) stock; (3) assuming exercise of options by Messrs. Charles, Picken and Capozzi to purchase a total of 41,112 shares of Common Stock; (4) assuming issuance of 4,600,000 shares of Common Stock to Messrs Patrick F. Charles and Terrence K. Picken and one other person pursuant to consulting agreements; and (5) after giving effect to the appointment of new officers and additional directors.

                                                      (g)
Title of          Name of Beneficial          Amount and Nature      Percent
Class (e)          Owner                     of Beneficial Owner    of Class
----------       -------------------          -------------------   --------

Common            Fred McGee                     10,350,000           24.92%
Stock             10655 NE 4th, St 400
                  Bellevue WA, 98004
Series B          CEO, President and Director     5,175,000           34.50%
Preferred

Common            Henry W. Dailey                10,350,000           24.92%
Stock             10655 NE 4th, St 400
                  Bellevue WA, 98004
Series B                                          5,175,000           34.50%
Preferred

Common            David McGee                     4,500,000           10.83%
Stock             10655 NE 4th, St 400
                  Bellevue WA, 98004
Series B                                          2,250,000           15.00%
Preferred

Common            Thomas J. Sedlock               3,000,000            7.22%
Stock             10900 NE 4th, St 1700
                  Bellevue WA, 98004
Series B                                          1,500,000           10.00%
Preferred

Common            Dye Hawley                      1,500,000            3.61%
Stock             10655 NE 4th, St 400
                  Bellevue WA, 98004
Series B          Treasurer, Secretary              750,000            5.00%
Preferred         and Director

Common            Patrick F Charles               1,924,724  (a)(c)(d) 4.63%
Stock             8756-122nd Avenue NE
                  Kirkland, WA 98033
                  Director

Common            Terrence K. Picken              1,929,274  (b)(c)(d) 4.64%
Stock             8756-122nd Avenue NE
                  Kirkland, WA 98033
                  Director

Common            Harold P. Capozzi                   7,806  (d)         (*)
Stock             595 Howe St. Ste #308
                  Vancouver BC V6C 2T5
                  Director

Common            All Officers and Directors     15,711,804           37.83%
Stock             as a group (5 persons)

Series B          All Officers and Directors      5,925,000           39.50%
Preferred         as a group (5 persons)

(a) Includes 14,167 shares held by PDDE, LLC a State of Washington limited liability company formed in February 1998 of which Patrick F. Charles is Managing Member and owns controlling interest and 15,261 shares held by Coast Northwest Management, LLC a State of Washington Limited Liability
     Company formed in February 1998 of which Patrick F. Charles is a co-Managing Member and owns a 50% interest. Also includes 21,021 shares representing a 37.8% ownership interest in Natural Products Holding Corp. formerly International Internet Petroleum & Tire Distributors Corp, which owns 55,556 shares of Saratoga Common Stock.

(b) Includes 31,667 shares held by United West Holdings LLC, a State of Washington limited liability company formed in February 1998 of which Terrence K. Picken is Managing Member and owns controlling interest, 23,444 shares held by TKY Holdings LLC, a State of Washington limited liability company formed in February 1998 of which Terrence K. Picken is Managing Member and owns controlling interest, and 16,372 shares held by Coast Northwest Management LLC, a State of Washington limited liability company formed in February 1998 of which Terrence K. Picken is a co-Managing Member and owns a 50% interest. Also includes 20,515 shares representing a 36.9% ownership interest in Natural Products Holding Corp. formerly International Internet Petroleum & Tire Distributors Corp, which owns 55,556 shares of Saratoga Common Stock.

(c) Gives effect to 1,800,000 shares Common Stock expected to be issued effective within 60 days of the July 12, 2001 effective date of the Agreement and Share Exchange, to each of Messrs. Charles and Picken under the terms of a Consulting Agreement.

(d) Gives effect to the exercise of options to purchase shares of Common Stock: for Mr. Charles, 17,778 shares at an average price of $19.86 per share; for Mr. Picken, 17,778 shares at an average price of $19.86 per share for Mr. Capozzi 5,556 shares at an average price of $13.95 per share.

(e) The Series B Voting Preferred stock has 20 votes for each share totaling 300,000,000 votes or 89% of the total votes for outstanding voting shares as of the Meeting Record Date. The Series B Voting Preferred shares may be converted into common stock by the holder at any time. If converted to common stock these shares would have 15,000,000 votes or approximately 29% of the total votes for outstanding voting shares as of the Meeting Record Date.

(f) After assuming issuance of the 30,000,000 common shares for the Share Exchange with Fortune and the shares in (c) and (d)above, total outstanding Common Stock would be 41,537,114.

(g)  All beneficial ownership is direct.

(*)  Amount is less than 1.00%.

                             ADDITIONAL INFORMATION

     Additional information concerning Saratoga, including its annual report on Form 10-KSB, its quarterly reports on Form 10-QSB or its periodic reports on Form 8-K which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov. Saratoga's Common Stock trades on the Over The Counter Bulletin Board. The current trading symbol is SRGO. This symbol is expected to change when the name change to Fortune Credit & Insurance, Inc becomes effective, on September 11, 2001.

     The following document is being delivered to the Company's stockholders together with this Information Statement:

Exhibit A - Form of Certificate of Amendment to the Articles of Incorporation of Saratoga International Holdings Corp.

 EXHIBIT "A"

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                     OF SARATOGA INTERNATIONAL HOLDINGS CORP

THE UNDERSIGNED, Fred McGee, President and CEO of Saratoga International Holdings Corp hereby certifies that:

1. The original articles were filed with the Office of the Secretary of State of the State of Nevada on June 17, 1996.

2. Pursuant to an action at the annual meeting of the shareholders of the corporation dated September 11, 2001, the corporation hereby adopts the following amendments to the Articles of Incorporation of this Corporation:

     Article One: Name of Corporation

     The name of the corporation is Fortune Credit & Insurance, Inc. (the "Corporation")

     Article Six: Authorized Capitalization - the first paragraph of Article Six shall be and read as follows:

     The authorized capitalization of this corporation shall be and is the sum of 850,000,000 shares of Common Stock at $0.0001 par value and 300,000,000 shares of Preferred Stock at $0.0001 par value. The common stock and the preferred stock shall be fully paid at such time as the Board of Directors may designate in exchange for cash, property or services, the stock of other corporations or other values, rights, or things and the judgment of the Board of Directors as to the value thereof shall be conclusive.


                                           SARATOGA INTERNATIONAL HOLDINGS CORP
                                           a Nevada corporation

                                           /s/ Fred McGee
                                           ----------------------------------
                                           Fred McGee
                                           President and CEO